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                                                                  Exhibit 10.18
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                                                        MSDWMC Loan No. 01-09970

                         GOLDFISH (DE) LP, as mortgagor
                                   (Borrower)

                                       to

                        MORGAN STANLEY BANK, as mortgagee
                                    (Lender)

                         -----------------------------

                                  MORTGAGE AND
                               SECURITY AGREEMENT

                         -----------------------------


                            Dated:     November 28, 2001



                            Location:  Fridley, MN


                                       _______________

                            PREPARED BY AND UPON
                            RECORDATION RETURN TO:

                            Cadwalader, Wickersham & Taft
                            100 Maiden Lane
                            New York, New York 10038
                            Attention: Joseph Vidulich, Esq.

================================================================================
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                                TABLE OF CONTENTS

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                                              ARTICLE I

                                         GRANTS OF SECURITY
Section 1.1      Property Mortgaged......................................................   1
Section 1.2      Assignment of Leases and Rents..........................................   3
Section 1.3      Security Agreement......................................................   3
Section 1.4      Pledge of Monies Held...................................................   4
Section 1.5      Conditions to Grant.....................................................   4

                                              ARTICLE II

                                    DEBT AND OBLIGATIONS SECURED

Section 2.1      Debt....................................................................   4
Section 2.2      Other Obligations.......................................................   4
Section 2.3      Debt and Other Obligations..............................................   5
Section 2.4      Payments................................................................   5

                                              ARTICLE III

                                          BORROWER COVENANTS

Section 3.1      Payment of Debt.........................................................   5
Section 3.2      Incorporation by Reference..............................................   5
Section 3.3      Insurance...............................................................   5
Section 3.4      Payment of Taxes, etc...................................................   8
Section 3.5      Escrow Fund.............................................................   9
Section 3.6      Condemnation............................................................  10
Section 3.7      Restoration After Casualty/Condemnation.................................  10
Section 3.8      Leases and Rents........................................................  14
Section 3.9      Maintenance and Use of Property.........................................  16
Section 3.10     Waste...................................................................  16
Section 3.11     Compliance with Laws....................................................  16
Section 3.12     Books and Records.......................................................  17
Section 3.13     Payment for Labor and Materials.........................................  19
Section 3.14     Performance of Other Agreements.........................................  20
Section 3.15     Change of Name, Identity or Structure...................................  20
Section 3.16     Existence...............................................................  20
Section 3.17     Management..............................................................  20
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                                              ARTICLE IV

                                          SPECIAL COVENANTS
Section 4.1      Property Use............................................................  21
Section 4.2      Single Purpose Entity...................................................  21

                                              ARTICLE V

                                  REPRESENTATIONS AND WARRANTIES

Section 5.1      Warranty of Title.......................................................  24
Section 5.2      Legal Status and Authority..............................................  24
Section 5.3      Validity of Documents...................................................  24
Section 5.4      Litigation..............................................................  24
Section 5.5      Status of Property......................................................  25
Section 5.6      Representations Regarding Declarations..................................  26
Section 5.7      No Foreign Person.......................................................  27
Section 5.8      Separate Tax Lot........................................................  27
Section 5.9      Leases..................................................................  27
Section 5.10     Financial Condition.....................................................  28
Section 5.11     Business Purposes.......................................................  28
Section 5.12     Taxes...................................................................  28
Section 5.13     Mailing Address.........................................................  28
Section 5.14     No Change in Facts or Circumstances.....................................  28
Section 5.15     Disclosure..............................................................  28
Section 5.16     Third Party Representations.............................................  28
Section 5.17     Illegal Activity........................................................  28
Section 5.18     Regulations T, U and X..................................................  29
Section 5.19     Non-Consolidation.......................................................  29

                                              ARTICLE VI

                                      OBLIGATIONS AND RELIANCE

Section 6.1      Relationship of Borrower and Lender.....................................  29
Section 6.2      No Reliance on Lender...................................................  29
Section 6.3      No Lender Obligations...................................................  29
Section 6.4      Reliance................................................................  30

                                              ARTICLE VII

                                          FURTHER ASSURANCES

Section 7.1      Recording of Security Instrument, etc...................................  30
Section 7.2      Further Acts, etc.......................................................  30
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Section 7.3      Changes in Tax, Debt Credit and Documentary Stamp Laws..................  31
Section 7.4      Estoppel Certificates...................................................  31
Section 7.5      Flood Insurance.........................................................  32
Section 7.6      Replacement Documents...................................................  32

                                              ARTICLE VIII

                                        DUE ON SALE/ENCUMBRANCE

Section 8.1      No Sale/Encumbrance.....................................................  32
Section 8.2      Sale/Encumbrance Defined................................................  33
Section 8.3      Lender's Rights.........................................................  33
Section 8.4      Permitted Transfers.....................................................  34

                                              ARTICLE IX

                                              PREPAYMENT

Section 9.1      Prepayment..............................................................  37

                                              ARTICLE X

                                               DEFAULT

Section 10.1     Events of Default.......................................................  37

                                              ARTICLE XI

                                         RIGHTS AND REMEDIES

Section 11.1     Remedies................................................................  39
Section 11.2     Application of Proceeds.................................................  42
Section 11.3     Right to Cure Defaults..................................................  41
Section 11.4     Actions and Proceedings.................................................  42
Section 11.5     Recovery of Sums Required to be Paid....................................  42
Section 11.6     Examination of Books and Records........................................  42
Section 11.7     Other Rights, etc.......................................................  42
Section 11.8     Right to Release Any Portion of the Property............................  43
Section 11.9     Violation of Laws.......................................................  43
Section 11.10    Right of Entry..........................................................  43
Section 11.11    Subrogation.............................................................  43
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                                              ARTICLE XII

                                        ENVIRONMENTAL MATTERS

Section 12.1     Environmental Representations and Warranties............................  44
Section 12.2     Environmental Covenants.................................................  45
Section 12.3     Lender's Rights.........................................................  45
Section 12.4     Operations and Maintenance Programs.....................................  46

                                              ARTICLE XIII

                                            INDEMNIFICATIONS

Section 13.1     General Indemnification.................................................  46
Section 13.2     Mortgage and/or Intangible Tax..........................................  47
Section 13.3     Duty to Defend; Attorneys' Fees and Other Fees and Expenses.............  47
Section 13.4     Environmental Indemnity.................................................  47

                                              ARTICLE XIV

                                                WAIVERS

Section 14.1     Waiver of Counterclaim..................................................  47
Section 14.2     Marshalling and Other Matters...........................................  47
Section 14.3     Waiver of Notice........................................................  47
Section 14.4     Waiver of Statute of Limitations........................................  48
Section 14.5     Sole Discretion of Lender...............................................  48
Section 14.6     WAIVER OF TRIAL BY JURY.................................................  48

                                              ARTICLE XV

                                             EXCULPATION

Section 15.1     Exculpation.............................................................  48

                                              ARTICLE XVI

                                                NOTICES

Section 16.1     Notices.................................................................  48

                                              ARTICLE XVII

                                             APPLICABLE LAW

Section 17.1     Choice of Law...........................................................  49
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Section 17.2     Provisions Subject to Applicable Law....................................  51

                                              ARTICLE XVIII

                                             SECONDARY MARKET

Section 18.1     Transfer of Loan........................................................  51
Section 18.2     Cooperation.............................................................  51

                                              ARTICLE XIX

                                                 COSTS

Section 19.1     Performance at Borrower's Expense.......................................  51
Section 19.2     Legal Fees for Enforcement..............................................  52

                                              ARTICLE XX

                                              DEFINITIONS

Section 20.1     General Definitions.....................................................  52
Section 20.2     Headings, etc...........................................................  52

                                              ARTICLE XXI

                                       MISCELLANEOUS PROVISIONS

Section 21.1     No Oral Change..........................................................  53
Section 21.2     Liability...............................................................  53
Section 21.3     Inapplicable Provisions.................................................  53
Section 21.4     Duplicate Originals; Counterparts.......................................  53
Section 21.5     Number and Gender.......................................................  53
Section 21.6     Cross Default...........................................................  53

                                                PART II

                                              ARTICLE XXII

                                      SPECIAL [STATE] PROVISIONS

Section 22.1     Principles of Construction..............................................  53
Section 22.2     [State].................................................................  53
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         THIS MORTGAGE AND SECURITY AGREEMENT (this "Security Instrument") is made as of the __ day of November, 2001, by GOLDFISH (DE) LP, a Delaware limited partnership, having its principal place of business at c/o W.P. Carey & Co. LLC,
50 Rockefeller Plaza, 2nd Floor, New York, New York 10020, as mortgagor
("Borrower") to MORGAN STANLEY BANK, a Utah industrial loan company, having an address at 2500 Lake Park Boulevard, West Valley City, Utah 84120, as mortgagee
("Lender").

                                    RECITALS:

         Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum TWENTY-NINE MILLION EIGHT HUNDRED SEVENTY FIVE THOUSAND AND NO/100 DOLLARS ($29,875,000.00) (the "Loan Amount") in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

         Borrower desires to secure the payment of the Debt (as defined in Article 2) and the performance of all of its obligations under the Note and the Other Obligations (as defined in Article 2).

                                   ARTICLE I

                               GRANTS OF SECURITY

         Section 1.1 Property Mortgaged. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender, and grant a security interest to Lender in, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"):

         (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "Land");

         (b) Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

         (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements");

         (d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

         (e) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), and all proceeds and products of the above;

         (f) Leases and Rents. All leases, subleases and other agreements affecting the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into and all extensions, amendments and modifications thereto, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. Section.101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, any guaranties of the lessees' obligations thereunder, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements, whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

         (g) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

         (h) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of

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or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

         (i) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

         (j) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

         (k) Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

         (l) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the occurrence and during the continuance of an Event of Default (defined below), to receive and collect any sums payable to Borrower thereunder;

         (m) Intangibles. All trade names, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and

         (n) Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (m) above.

         Section 1.2 Assignment of Leases and Rents. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and Section 3.8, Lender grants to Borrower a revocable license to collect and receive the Rents. Borrower shall hold a portion of the Rents sufficient to discharge all current sums due on the Debt for use in the payment of such sums.

         Section 1.3 Security Agreement. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section 2.3), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

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         Section  1.4 Pledge of Monies Held. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.5), Net Proceeds (as defined in Section 3.7) and condemnation awards or payments described in Section 3.6, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

         Section 1.5 Conditions to Grant. TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever; PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.

                                   ARTICLE II

                          DEBT AND OBLIGATIONS SECURED

         Section 2.1 Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the payment of the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"):

         (a) the indebtedness evidenced by the Note in lawful money of the United States of America;

         (b) interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Security Documents (defined below);

         (c) the Default Consideration (as defined in the Note), if any;

         (d) all other moneys agreed or provided to be paid by Borrower in the Note, this Security Instrument or the Other Security Documents;

         (e) all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

         (f) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         Section 2.2 Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of the following (the "Other Obligations"):

         (a) all other obligations of Borrower contained herein;

         (b) each obligation of Borrower contained in the Note and in the Other Security Documents; and

         (c) each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Security Documents.

         Section 2.3 Debt and Other Obligations. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

         Section 2.4 Payments. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

                                   ARTICLE III

                               BORROWER COVENANTS

         Borrower covenants and agrees that:

         Section 3.1 Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

         Section 3.2 Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note (the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

         Section 3.3 Insurance.

         (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

         (i) Property Insurance. Insurance with respect to the Improvements and building equipment insuring against any peril now or hereafter included within the classification "All Risks of Physical Loss" in amounts at all times sufficient to prevent

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     Lender from becoming a co-insurer within the terms of the applicable policies and under applicable law, but in any event such insurance shall be maintained in an amount which, after application of deductible, shall be equal to the full insurable value of the Improvements and building equipment, the term "full insurable value" to mean the actual replacement cost of the Improvements and building equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined annually by an insurer, a recognized independent insurance broker or an independent appraiser selected and paid by Borrower and in no event less than the coverage required pursuant to the terms of any Lease;

         (ii) Liability Insurance. Comprehensive general liability insurance, including bodily injury, death and property damage liability, insurance against any and all claims, including all legal liability to the extent insurable and imposed upon Lender and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Property in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for properties comparable to the Property but in any event for a combined single limit of at least $5,000,000;

         (iii) Workers' Compensation Insurance. Statutory workers' compensation insurance with respect to any work on or about the Property;

         (iv) Business Interruption Insurance. Business interruption and/or loss of "rental income" insurance in an amount sufficient to avoid any co-insurance penalty and to provide proceeds which will cover a period of not less than twenty-four (24) months, from the date of casualty or loss, the term "rental income" to mean the sum of (A) the total then ascertainable Rents payable under the Leases and (B) the total ascertainable amount of all other amounts to be received by Borrower from third parties which are the legal obligation of the tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy of that portion of the Property then not being occupied;

         (v) Boiler and Machinery Insurance. Broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery, and equipment located in, on or about the Property and insurance against loss of occupancy or use arising from any breakdown in such amounts as are generally required by institutional lenders for properties comparable to the Property;

         (vi) Flood Insurance. If required by Subsection 5.5(j) hereof, flood insurance in an amount at least equal to the lesser of (A) the principal balance of the Note, or (B) the maximum limit of coverage available for the Property under the National Flood Insurance Act of 1968, The Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended;

         (vii) Builder's Risk Insurance. At all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.3(a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 3.3(a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions; and

         (viii) Other Insurance. Such other insurance with respect to the Property against loss or damage of the kinds from time to time customarily insured against and in such amounts as are required by institutional lenders for properties comparable to the Property.

         (b) All insurance provided for in Subsection 3.3(a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be issued by one or more domestic primary insurer(s) having (i) a general policy rating of A or better and a financial class of VI or better by A.M. Best Company, Inc. (or if a rating of A.M. Best Company, Inc. is no longer available, a similar rating from a similar or successor service) and (ii) a claims paying ability rating by a credit rating agency approved by Lender (a "Rating Agency") of not less than AA by Standard & Poor's Corp. or such comparable rating by such other Rating Agency. All insurers providing insurance required by this Security Instrument shall be authorized to issue insurance in the state in which the Property is located. The Policy referred to in Subsection 3.3(a)(ii) above shall name Lender as an additional named insured and the Policies referred to in Subsection 3.3(a)(i), (iv), (v),
(vi) and (vii), and as applicable (viii), above shall provide that all proceeds be payable to Lender as set forth in Section 3.7 hereof. The Policies referred to in Subsections 3.3(a)(i), (v), (vi) and (vii) shall also contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by Lender notwithstanding the negligent or willful acts or omission of Lender; (ii) to the extent available at commercially reasonable rates, a waiver of subrogation endorsement as to Lender; and (iii) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of similar properties in the general vicinity of the Property, but in no event in excess of $25,000. The Policy referred to in Subsection 3.3(a)(i) above shall provide coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. All Policies shall contain (i) a provision that such Policies shall not be cancelled or terminated, nor shall they expire, without at least thirty (30) days' prior written notice to Lender in each instance; and (ii) include effective waivers by the insurer of all claims for Insurance Premiums (defined below) against any loss payees, additional insureds and named insureds (other than Borrower). Certificates of insurance with respect to all renewal and replacement Policies shall be delivered to Lender not less than twenty (20) days prior to the expiration date of any of the Policies required to be maintained hereunder, which certificates shall bear notations evidencing payment of applicable premiums (the "Insurance Premiums"). Originals or certificates of such replacement Policies shall be delivered to Lender promptly after Borrower's receipt thereof but in any case within thirty (30) days after the effective date thereof. If Borrower fails to maintain and deliver to Lender the original Policies or certificates of insurance required by this Security Instrument, upon ten (10) days' prior notice to Borrower, Lender may procure such insurance at Borrower's sole cost and expense. Notwithstanding the foregoing, so long as (i) the lease between Borrower, as landlord, and PETsMART, Inc., a Delaware corporation ("PETsMART"), as the sole tenant at the Property, dated November __, 2001, as such may be amended with Lender's consent except as otherwise specifically permitted pursuant to Section 3.8 hereof, (collectively, the "PETsMART Lease") or a replacement "triple net" lease for the entire Property acceptable to Lender in its sole discretion (an "Acceptable Replacement Lease") with another single-user tenant acceptable to Lender in its sole discretion (an "Acceptable Replacement Tenant") remains in full force and effect with PETsMART or its assignee as the tenant thereunder or an Acceptable Replacement Tenant, (ii) PETsMART or an Acceptable Replacement Tenant is not in default under the PETsMART Lease or an Acceptable Replacement Lease, as applicable, beyond any applicable notice and cure periods set forth in the PETsMART Lease, and (iii) Borrower provides Lender with original Policies or certificates of insurance evidencing that PETsMART or an Acceptable Replacement Tenant is carrying all insurance required under the PETsMART Lease, then the requirements of Section 3.3(a) and (b) shall be deemed satisfied.

         (c) Borrower shall comply with all insurance requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Property or cause or permit any condition to exist thereon which would be prohibited by an insurance requirement, or would invalidate the insurance coverage required hereunder to be maintained by Borrower on or with respect to any part of the Property pursuant to this Section 3.3.

         Section 3.4 Payment of Taxes, etc.

         (a) Borrower shall pay or cause to be paid all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property prior to the date on which interest or delinquency charges begins to accrue thereon or any non-payment thereof would result in the application of any penalties, provided however that taxes may be paid in installments to the extent permitted by the taxing authority. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

         (b) After prior written notice to Lender, Borrower or, if the PETsMART Lease or an Acceptable Replacement Lease is in full force and effect, PETsMART or an Acceptable Replacement Tenant, as applicable, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the

Other Security Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, and (vi) Borrower shall have deposited with Lender adequate reserves, a bond, or other reasonable security for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, or Borrower or PETsMART or an Acceptable Replacement Tenant shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon, taking into consideration the amount in the Escrow Fund available for payment of Taxes.

         Section 3.5 Escrow Fund. In addition to the initial deposits with respect to Taxes and Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, Borrower shall pay to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a) and (b) above shall be called the "Escrow Fund"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has or obtains knowledge and authorizes Lender or its agent to obtain the bills for Taxes directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Provided there are sufficient amounts in the Escrow Fund and no Event of Default exists, Lender shall be obligated to pay the Taxes and Insurance Premiums as they become due on their respective due dates on behalf of Borrower by applying the Escrow Fund to the payments of such Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.3 and 3.4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall reasonably estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Unless otherwise required by Applicable Laws (defined in Section 3.11), no earnings or interest on the Escrow Fund shall be payable to Borrower. Notwithstanding the foregoing, so long as (i) no Event of Default has occurred and is continuing, (ii) PETsMART or an Acceptable Replacement Tenant is not in default under the terms of the PETsMART Lease or an Acceptable Replacement Lease beyond any applicable notice and cure periods set forth therein, and (iii) PETsMART or an Acceptable Replacement Tenant is paying the Taxes pursuant to the terms of Section 3.4 hereof and Insurance Premiums in accordance with the terms of the last sentence of Section 3.3(b) hereof, directly pursuant to the terms hereof, and such Taxes are current, then Borrower shall not be required to make monthly payments into the Escrow Fund.

         Section 3.6 Condemnation. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Borrower shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Borrower, to be paid directly to Lender. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. Lender may apply any award or payment to the reduction or discharge of the Debt whether or not then due and payable. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note (to the extent permitted in the Note or herein) shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

         Section 3.7 Restoration After Casualty/Condemnation. In the event of a casualty or a taking by eminent domain, the following provisions shall apply in connection with the Restoration (defined below) of the Property:

         (a) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, or if the Property or any portion thereof is taken by the power of eminent domain Borrower shall give prompt notice of such damage or taking to Lender and, subject to the terms of Paragraph 18 of the PETsMART Lease, shall promptly commence or cause to be commenced and diligently prosecute or cause to be prosecuted the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty or taking, with such alterations as may be approved by Lender (the "Restoration"). Use of the Net Proceeds to pay down the Debt as may be required by Lender herein will not cause Borrower to incur either a premium or penalty.

         (b) The term "Net Proceeds" for purposes of this Section 3.7 shall mean: (i) the net amount of all insurance proceeds under the Policies carried pursuant to Subsections 3.3(a)(i), (iv), (v), (vi), (vii) and (viii) of this Security Instrument as a result of such damage or destruction, after deduction of Lender's reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 3.6 of this Security Instrument, after deduction of Lender's reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, whichever the case may be. If (i) the Net Proceeds do not exceed $250,000 (the "Net Proceeds Availability Threshold"); (ii) the costs of completing the Restoration as reasonably estimated by Borrower shall be less than or equal to the Net Proceeds; (iii) no Event of Default shall have occurred and be continuing under the Note, this Security Instrument or any of the Other Security Documents; (iv) the Property and the use thereof after the Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws (defined in Section 12.1)); (v) (A) in the event that the Net Proceeds are insurance proceeds, less than twenty-five percent (25%) of the total floor area of the Improvements has been damaged or destroyed, or rendered unusable as a result of such fire or other casualty; or (B) in the event that the Net Proceeds are condemnation awards, less than 25% of the Land constituting the Property is taken, such Land that is taken is located along the perimeter or periphery of the Property, no portion of the Improvements is located in such Lands, and such taking does not materially impair access to the Property; and
(vi) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, or (2) other funds of Borrower, then the Net Proceeds will be disbursed directly to Borrower. Notwithstanding anything to the contrary contained in this Section 3.7(b), so long as (i) the PETsMART Lease remains in full force and effect and (ii) PETsMART is not in default under the PETsMART Lease beyond any applicable notice and cure periods set forth in the PETsMART Lease, then subsections (iv) and (v) of Section 3.7(b) shall be deemed not applicable.

         (c) If the Net Proceeds are greater than the Net Proceeds Availability Threshold or Borrower is not otherwise entitled to have the Net Proceeds disbursed directly to Borrower pursuant to Subsection 3.7(b), such Net Proceeds shall be forthwith paid to Lender to be held by Lender in a segregated account to be made available to Borrower for the Restoration in accordance with the provisions of this Subsection 3.7(c).

         The Net Proceeds held by Lender pursuant to this Subsection 3.7(c) shall be made available to Borrower on a monthly basis for payment or reimbursement of Borrower's expenses in connection with the Restoration, subject to the following conditions:

         (i) no Event of Default shall have occurred and be continuing under the Note, this Security Instrument or any of the Other Security Documents;

         (ii) Lender shall, within a reasonable period of time prior to request for initial disbursement, be furnished with an estimate of the cost of the Restoration accompanied by an independent architect's certification as to such costs and appropriate plans and specifications for the Restoration, such plans and specifications and cost estimates to be subject to Lender's approval, not to be unreasonably withheld or delayed;

         (iii) the Net Proceeds, together with any cash or cash equivalent deposited by Borrower with Lender, are sufficient to cover the cost of the Restoration as such costs are certified by the independent architect;

         (iv) Net Proceeds are less than the then outstanding principal balance of the Note;

         (v) (A) in the event that the Net Proceeds are insurance proceeds, less than twenty-five percent (25%) of the total floor area of the Improvements has been damaged or destroyed, or rendered unusable as a result of such fire or other casualty; or (B) in the event that the Net Proceeds are condemnation awards, less than 25% of the Land constituting the Property is taken, such Land that is taken is located along the perimeter or periphery of the Property, no portion of the Improvements is located in such Lands and such taking does not materially impair access to the Property, provided, however, that the terms of this Section 3.7(c)(v) shall not apply so long as PETsMART is obligated to perform the Restoration pursuant to the terms of the PETsMART Lease;

        (vi) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, or (2) other funds of Borrower;

         (vii) Lender shall be satisfied that, upon the completion of the Restoration, the net cash flow of the Property will be restored to a level sufficient to cover all carrying costs and operating expenses of the Property, including, without limitation, debt service on the Note and all required replacement reserves, reserves for tenant improvements and leasing commissions;

         (viii) the Restoration can reasonably be completed on or before the earliest to occur of (A) six (6) months prior to the Maturity Date (as defined in the Note), (B) the earliest date required for such completion under the terms of any Major Leases (defined below) and (C) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to as nearly as possible the condition it was in immediately prior to such fire or other casualty or to such taking, as applicable;

        (ix) the Property and the use thereof after the Restoration will be in compliance with, and permitted under, all applicable zoning laws, ordinances, rules and regulations (including, without limitation, all applicable Environmental Laws (defined in Section 12.1); and

        (x) each Major Lease (defined in Section 3.8) in effect as of the date of the occurrence of such fire or other casualty shall remain in full force and effect during and after the completion of the Restoration without abatement of rent beyond the time required for Restoration.

         (d) The Net Proceeds held by Lender until disbursed in accordance with the provisions of this Section 3.7 shall constitute additional security for the Obligations. The Net Proceeds other than the Net Proceeds paid under the Policy described in Subsection 3.3(a)(iv) shall be disbursed by Lender to, or as directed by, Borrower, in an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration less customary retainage from time to time during the course of the Restoration, not more frequently than once per month, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument. The Net Proceeds paid under the Policy described in Subsection 3.3(a)(iv) shall be disbursed by Lender to pay for debt service under the loan evidenced by the Note, to pay other expenses incurred by Borrower in connection with the ownership and operation of the Property, and the remainder thereof, to, or as directed by, Borrower to pay for the cost of the Restoration in accordance with this Section 3.7(d). Final payment shall be made after submission to Lender of all licenses, permits, certificates of occupancy and other required approvals of governmental authorization having jurisdiction and Casualty Consultant's (as defined below) certification that the Restoration has been fully completed.

         (e) Subject to the rights of PETsMART under the PETsMART Lease so long as the PETsMART Lease remains in full force and effect, Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and an independent consulting engineer selected by Lender (the "Casualty Consultant"), such acceptance not to be unreasonably withheld or delayed. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

         (f) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are reasonably estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit or cause to be deposited the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 3.7 shall constitute additional security for the Obligations.

         (g) Except upon the occurrence and continuance of an Event of Default, Borrower shall settle any insurance claims with respect to the Net Proceeds which in the aggregate are less than the Net Proceeds Availability Threshold. Lender shall have the right to participate in and reasonably approve any settlement for insurance claims with respect to the Net Proceeds which in the aggregate are greater than the Net Proceeds Availability Threshold. If an Event of Default shall have occurred and be continuing, Borrower hereby irrevocably empowers Lender, in the name of Borrower as its true and lawful attorney-in-fact, to file and prosecute such claim and to collect and to make receipt for any such payment. If the Net Proceeds are received by Borrower, such Net Proceeds shall, until the completion of the related work, be held in trust for Lender and shall be segregated from other funds of Borrower to be used to pay for the cost of the Restoration in accordance with the terms hereof.

         (h) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after (i) the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 3.7, and (ii) the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full and all required permits, licenses, certificates of occupancy and other required approvals of governmental authorities having jurisdiction have been issued, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the Other Security Documents.

         (i) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 3.7(h) shall be retained and applied by Lender toward the payment of the Debt without penalty or prepayment premium whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same shall be paid, either in whole or in part, to Borrower. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount received and retained by Lender and actually applied by Lender in reduction of the Debt.

         Section 3.8 Leases and Rents.

         (a) Borrower may enter into a proposed Lease (including the renewal or extension of an existing Lease (a "Renewal Lease")) without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease is executed by Borrower (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party tenant, (iii) does not have a materially adverse effect on the value of the Property taken as a whole, (iv) is subject and subordinate to the Security Instrument and the lessee thereunder agrees to attorn to Lender, and (v) is written on the standard form of lease approved by Lender. All proposed Leases which do not satisfy the requirements set forth in this Subsection 3.8(a) shall be subject to the prior approval of Lender and its counsel, at Borrower's expense. Borrower shall promptly deliver to Lender copies of all Leases which are entered into pursuant to this Subsection together with Borrower's certification that it has satisfied all of the conditions of this Subsection.

         (b) Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of any of the Leases as security for the Debt; (ii) upon request, shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed, (iv) shall not collect any of the Rents more than one (1) month in advance (except security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents; and (vi) shall not consent to any assignment of or subletting under any Leases not in accordance with their terms, without the prior written consent of Lender.

         (c) Borrower may, without the consent of Lender, amend, modify or waive the provisions of any Lease or terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Lease (including any guaranty, letter of credit or other credit support with respect thereto) provided that such action (taking into account, in the case of a termination, reduction in rent, surrender of space or shortening of term, the planned alternative use of the affected space) does not have a materially adverse effect on the value of the Property taken as a whole, and provided that such Lease, as amended, modified or waived, is otherwise in compliance with the requirements of this Security Instrument and any subordinate agreement binding upon Lender with respect to such Lease. A termination of a Lease with a tenant who is in default beyond applicable notice and grace periods shall not be considered an action which has a materially adverse effect on the value of the Property taken as a whole. Any amendment, modification, waiver, termination, rent reduction, space surrender or term shortening which does not satisfy the requirements set forth in this Subsection shall be subject to the prior approval of Lender and its counsel, which approval shall not be unreasonably withheld or delayed, at Borrower's expense. Borrower shall promptly deliver to Lender copies of amendments, modifications and waivers which are entered into pursuant to this Subsection together with Borrower's certification that it has satisfied all of the conditions of this Subsection.

         (d) Notwithstanding anything contained herein to the contrary, Borrower shall not, without the prior written consent of Lender, enter into, renew, extend, amend, modify, waive any provisions of, terminate, reduce rents under, accept a surrender of space under, or shorten the term of, any Major Lease. The term "Major Lease" shall mean any Lease between Borrower as landlord and a third party as tenant demising in the aggregate more than the lesser of (i) 15,000 rentable square feet or (ii) fifteen percent (15%) of the total rentable square feet at the Property.

         (e) Provided no Event of Default has occurred and is continuing, Borrower shall have the right, upon notice to, but without the consent of, Lender, to accept or reject any offer by PETsMART to terminate the PETsMART Lease with respect to the Property in connection with a casualty or condemnation to the Property pursuant to and in accordance with the terms and provisions of Paragraph 17 of the PETsMART Lease so long as the amount payable by PETsMART to Borrower pursuant to the PETsMART Lease in connection with such termination and/or the amount of insurance proceeds or condemnation award, as applicable, which Borrower is entitled to retain pursuant to the PETsMART Lease in connection therewith is not less than (i) the Allocated Loan Amount (as defined in the Note) for the Property, in the event Borrower is prepaying a portion of the Debt in connection with such casualty or condemnation pursuant to Article VI of the Note or (ii) an amount sufficient to purchase the Partial Defeasance Collateral (as defined in the Note) for the Property, in the event Borrower is defeasing a portion of the Debt in connection with such casualty or condemnation pursuant to Article VI of the Note, and provided, further, that such prepayment or defeasance is made in accordance with the terms of the Note, this Security Instrument and the Other Security Documents.

         (f) Borrower hereby covenants and agrees that (A) prior to the Release Date (as defined in the Note) Borrower shall not, without the prior written consent of Lender, (i) require Tenant to repurchase the Property and pay to Borrower the Termination Amount (as defined in the PETsMART Lease) pursuant to Paragraph 36(b) or 36(c) of the PETsMART Lease or (ii) declare the entire Basic Rent (as defined in the PETsMART Lease) to be immediately due and payable pursuant to Paragraph 23(b) of the PETsMART Lease and (B) that in the event

Borrower elects to exercise either such right described in clause "A" above from and after the Release Date, Borrower shall upon receipt of such payment simultaneously defease the portion of the Loan allocable to the Property or the entire Loan, as applicable, pursuant to and in accordance with the terms and provisions of Article VI of the Note. Any breach by Borrower of the foregoing covenant and agreement shall constitute an Event of Default.

         Section 3.9 Maintenance and Use of Property. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property or as permitted in the PETsMART Lease) without the consent of Lender. Except as provided in Section 3.8(f) hereof, Borrower shall promptly repair, replace or rebuild or cause to be repaired, replaced or rebuilt, any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in
Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof, provided, that Borrower shall be permitted to enter into easement agreements or grant rights of way so long as such agreements or grants do not reduce the value of the Property or impair its use, and so long as Borrower has delivered to Lender a title endorsement satisfactory to Lender with respect to such agreements and/or rights of way. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Lender.

         Section 3.10 Waste. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

         Section 3.11 Compliance with Laws.

         (a) Borrower shall promptly comply or cause compliance with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Property, or the use thereof ("Applicable Laws").

         (b) Borrower shall from time to time, upon Lender's request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

         (c) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, but subject to any rights of PETsMART to perform alterations at the Property pursuant to and in accordance with the terms and provisions of the PETsMART Lease, Borrower shall not alter the Property in any manner which would materially increase Borrower's responsibilities for compliance with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

         (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

         (e) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Applicable Laws affecting the Property, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents; (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and shall not constitute a default thereunder; (iv) neither the Property, any part thereof or interest therein, any of the tenants or occupants thereof, nor Borrower shall be affected in any material adverse way as a result of such proceeding; (v) non-compliance with the Applicable Laws shall not impose civil or criminal liability on Borrower or Lender; and (vi) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

         Section 3.12  Books and Records.

         (a) Borrower and any Guarantors (defined in Subsection 10.1(e)) and Indemnitor(s) (defined in Section 13.4), if any, shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

         (i) monthly, or if the Loan (defined below) has been securitized or sold as a whole loan by Lender, quarterly and annual certified rent rolls in the form attached hereto as Exhibit B signed and dated by Borrower, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, the extent to which any tenant is in default under any Lease, and any other information as is reasonably required by Lender, within twenty (20) days after the end of each calendar month, thirty (30) days after the end of each fiscal quarter or sixty (60) days after the close of each fiscal year of Borrower, as applicable;

         (ii) on a monthly basis, operating statements of the Property in the form attached as Exhibit C for the immediately preceding month (and for previous periods if required by Lender), or if the Loan has been securitized or sold as a whole loan by Lender, quarterly and annual operating statements of the Property in the form attached hereto as Exhibit D and Exhibit E, all of which shall be prepared and certified by Borrower in the form required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements completed by Borrower for each month and containing appropriate year to date information, within twenty (20) days after the end of each calendar month, thirty (30) days after the end of each fiscal quarter or sixty (60) days after the close of each fiscal year of Borrower, as applicable;

         (iii) an annual operating statement of the Property in the form attached hereto as Exhibit E detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Borrower in the form required by Lender, within sixty (60) days after the close of each fiscal year of Borrower;

         (iv) quarterly and annual balance sheet in the form attached hereto as Exhibit F and profit and loss statements of Borrower, any Guarantors and any Indemnitor(s) in the form required by Lender, prepared and certified by the respective Borrower, Guarantors and/or Indemnitor(s), within thirty
     (30) days after the end of each fiscal quarter and within sixty (60) days after the end of each fiscal year, with respect to Borrower, and within sixty (60) days (or, at any time after the Loan is securitized, ninety (90) days) after the end of each fiscal quarter with respect to any Guarantors and Indemnitor(s); and audited financial statements prepared by an independent certified public accountant acceptable to Lender, within one hundred twenty (120) days after the close of each fiscal year, with respect to any Guarantor and Indemnitor; and

         (v) an annual operating budget in the form attached hereto as Exhibit G presented on a monthly basis consistent with the annual operating statement described above for the Property, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each fiscal year.

         (b) Upon request from Lender, Borrower, any Guarantor and any Indemnitor shall furnish in a timely manner to Lender:

         (i) at any time the PETsMART Lease is no longer in effect or if PETsMART has otherwise vacated the Property, a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower (or an officer, general partner, member or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

         (ii) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

         (c) Borrower, any Guarantor and any Indemnitor shall furnish Lender with such other additional financial or management information (including State and Federal tax returns, if any) as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender.

         (d) Borrower acknowledges the importance to Lender of the timely delivery of each of the items required by this Section 3.12 (each, a "Required Financial Item" and collectively, the "Required Financial Items"). In the event Borrower fails to deliver to Lender any of the Required Financial Items within the time frame specified herein and such failure is not cured within ten (10) business days after notice from Lender (each such event, a "Reporting Failure"), without limiting Lender's other rights and remedies with respect to the occurrence of such an Event of Default, Borrower shall pay to Lender the sum of $1,000.00 per occurrence for each Reporting Failure. It shall constitute a further Event of Default hereunder if any such payment is not received by Lender within thirty (30) days of the date on which such payment is due, and Lender shall be entitled to the exercise of all of its rights and remedies provided hereunder.

         (e) In the event that two (2) Reporting Failures occur during any twelve (12) month period during the term of the Loan, Borrower agrees to establish a lockbox and lockbox account pursuant to Lender's requirements, each in the name of Lender, and to execute Lender's standard form Cash Management Agreement, together with any documentation ancillary thereto as required by Lender, including, without limitation, a lockbox agreement with a bank acceptable to Lender, signature cards and letters to tenants, credit card companies and other account receivable counterparties directing them to pay all rents, receivables and other sums directly to the lockbox account.

         Section 3.13 Payment for Labor and Materials. (a) Borrower will promptly pay or cause to be paid when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

         (b) After prior written notice to Lender, Borrower or, if the PETsMART Lease or an Acceptable Replacement Lease is in full force and effect, PETsMART or an Acceptable Replacement Tenant, as applicable, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of such lien, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents,
(ii) such proceeding shall suspend the collection of the such lien from Borrower and from the Property or Borrower shall have paid such lien under protest, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, and (vi) Borrower shall have deposited with Lender adequate reserves, a bond, or other reasonable security for the payment of the lien, together with all interest and penalties thereon, unless Borrower has paid all of the lien under protest, or Borrower or PETsMART or an Acceptable Replacement Tenant shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested lien together with all interest and penalties thereon

         Section 3.14 Performance of Other Agreements. Borrower shall observe and perform or cause to be observed and performed each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an Obligation secured hereby and any amendments, modifications or changes thereto.

         Section 3.15 Change of Name, Identity or Structure. Except as may be permitted under Article 8 hereof, Borrower will not change Borrower's name, identity (including its trade name or names) or, if not an individual, Borrower's corporate, partnership or other structure without notifying the Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of the Lender.

         Section 3.16 Existence. Borrower will continuously maintain (a) its existence and shall not dissolve or permit its dissolution, (b) its rights to do business in the state where the Property is located and (c) its franchises and trade names, if any.

         Section 3.17 Management. The management of the Property shall be by either: (a) Borrower or an entity affiliated with Borrower approved by Lender for so long as Borrower or said affiliated entity is managing the Property in a first class manner; (b) a professional property management company approved by Lender; or (c) by PETsMART or an Acceptable Replacement Tenant, so long as the PETsMART Lease or an Acceptable Replacement Lease is in full force and effect and provided there is no uncured default under the PETsMART Lease or the Acceptable Replacement Lease. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Lender. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Lender. In the event of default hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, Lender shall have the right to immediately terminate, or to direct Borrower to immediately terminate, such management contract and to retain, or to direct Borrower to retain, a new management agent approved by Lender. All Rents generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Borrower's liabilities and obligations with respect to the Note, this Security

Instrument and the Other Security Documents, and none of the Rents generated by or derived from the Property shall be diverted by Borrower and utilized for any other purpose unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

                                   ARTICLE IV

                                SPECIAL COVENANTS

    Borrower covenants and agrees that:

         Section 4.1 Property Use. The Property shall be used only as a retail facility and uses ancillary thereto, and, except for any permitted use by PETsMART or an Acceptable Replacement Tenant as set forth in the PETsMART Lease or an Acceptable Replacement Lease, for no other use, without the prior written consent of Lender.

         Section 4.2 Single Purpose Entity. It has not and shall not and agrees that its general partner(s), if Borrower is a partnership, or its managing member(s), if Borrower is a limited liability company (in each case, "Principal"), has not and shall not:

         (a) with respect to any Principal, fail to be organized as a corporation;

         (b) with respect to Borrower, fail to be organized solely for the purpose of (i) acquiring, developing, owning, managing or operating the Property, (ii) entering into this Security Instrument and the documents related hereto, and (iii) engaging in any activity that is incidental, necessary or appropriate to accomplish the foregoing and, with respect to a Principal, be organized for any purpose other than (I) owning at least a 0.5% interest in Borrower, (II) serving as a manager of Borrower and (III) engaging in any activity that is incidental, necessary or appropriate to owning an interest in Borrower and serving as a manager of Borrower;

         (c) with respect to Borrower, engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto and with respect to Principal, engage in any business or activity other than the ownership of its interest in Borrower, and activities incidental thereto including the management of the Property;

         (d) with respect to Borrower, acquire or own any material assets other than (i) the Property, and (ii) such incidental Personal Property as may be necessary for the operation of the Property and with respect to Principal, acquire or own any material asset other than (i) its interest in Borrower, and
(ii) such incidental Personal Property as may be necessary to effectuate its purpose;

         (e) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

         (f) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, and qualification to do business in the state where the Property is located, if applicable, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's Partnership Agreement, Articles or Certificate of Incorporation, Articles of Organization, Certificate of Formation, Operating Agreement or similar organizational documents, as the case may be, or of Principal's Articles or Certificate of Incorporation or similar organizational documents, as the case may be;

         (g) own, form or acquire any subsidiary or make any investment in, any person or entity, other than Principal's investment in Borrower;

         (h) commingle its assets with the assets of any of its members, general partners, affiliates, principals or of any other person or entity nor fail to hold all of its assets in its own name;

         (i) with respect to Borrower, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, except for trade payables in the ordinary course of its business of owning and operating the Property, provided that such debt is not evidenced by a note and is paid when due and, with respect to Principal, incur any debt secured or unsecured, direct or contingent (including guaranteeing any obligations), except for trade payables in the ordinary course of its business of owning an interest in Borrower and serving as a manager of Borrower, provided that such debt is not evidenced by a note and is paid when due;

         (j) become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due;

         (k) fail to maintain its records and books of account separate and apart from those of the members, general partners, principals and affiliates of Borrower or of Principal, as the case may be, the affiliates of a member, general partner or principal of Borrower or Principal, as the case may be, and any other person or entity or fail to maintain such books and records in the ordinary course of its business;

         (l) enter into any contract or agreement with any member, general partner, principal or affiliate of Borrower or of Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties other than any member, general partner, principal or affiliate of Borrower or of Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof;

         (m) seek the dissolution or winding up in whole, or in part, of Borrower or of Principal, as the case may be;

         (n) fail to correct any known misunderstandings regarding the separate identity of Borrower, or of Principal, as the case may be, from any member, general partner, principal or affiliate thereof or any other person;

         (o) guaranty or become obligated for the debts of any other person or entity or hold out its credit as being able to satisfy the debts of another person or entity, except if a Principal is a general partner of Borrower, such an entity may be under state law liable for the debts of Borrower in its capacity as a "general partner";

         (p) make any loans or advances to any third party, including any member, general partner, principal or affiliate of Borrower, or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof, nor buy or hold evidence of indebtedness issued by any other person or entity (other than cash or investment grade securities);

         (q) fail to hold itself out to the public as a legal entity separate and distinct from any other entity or person, fail to conduct its business solely in its own name, mislead others as to the identity with which such other party is transacting business, or suggest that Borrower or Principal, as the case may be, is responsible for the debts of any third party (including any member, general partner, principal or affiliate of Borrower, or of Principal, as the case may be, or any member, general partner, principal or affiliate thereof);

         (r) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

         (s) share any common logo with or hold itself out as or be considered as a department or division of (i) any general partner, principal, member or affiliate of Borrower or of Principal, as the case may be, (ii) any affiliate of a general partner, principal or member of Borrower or of Principal, as the case may be, or (iii) any other person or entity;

         (t) fail to maintain separate financial statements showing its assets and liabilities separate and apart from those of any other person or entity, provided that Lender acknowledges that Borrower may file consolidated tax returns with Corporate Property Associates 14 Incorporated, a Maryland corporation;

         (u) fail to observe all applicable organizational formalities;

         (v) pledge its assets for the benefit of any other person or entity, other than in the case of Borrower, in connection with the loan secured hereby;

         (w) with respect to Principal, fail at any time to have at least one independent director (an "Independent Director") who is not at the time of initial appointment, or at any time while serving as a director of Principal, and who has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as the independent director of Principal), officer, employee, partner, attorney or counsel of Principal, Borrower or any affiliate of either of them; (b) a customer, supplier or other person who derives any of its purchases or revenues from its activities with Principal, Borrower or any affiliate of either of them; (c) a person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person. (As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities by contract or otherwise);

         (x) allow or cause Principal to take any action requiring the unanimous vote of its Board of Directors unless an Independent Director shall participate in such vote; or

         (y) take for itself or cause any other entity to take any of the following actions without the unanimous consent of its partners or members, as applicable, and the unanimous affirmative vote of the Board of Directors of Principal (including the Independent Director): (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding; institute any proceedings under any applicable insolvency law or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for itself or any other entity, (iii) make an assignment of its assets for the benefit of its creditors or an assignment of the assets of another entity for the benefit of such entity's creditors, or (iv) take any action in furtherance of the foregoing.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender that:

         Section 5.1 Warranty of Title. Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

         Section 5.2 Legal Status and Authority. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the state where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own, operate and lease the Property. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

         Section 5.3 Validity of Documents. (a) The execution, delivery and performance of the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the power and authority of Borrower; (ii) have been authorized by all requisite organizational action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a material default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or trust agreement, articles of organization, operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this Security Instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) to the best knowledge of Borrower, the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower.

         Section 5.4 Litigation. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against Borrower, a Guarantor, if any, an Indemnitor, if any, or against or affecting the Property that (a) has not been disclosed to Lender by Borrower in writing, and has a material adverse affect on the Property or Borrower's, any Guarantor's or any Indemnitor's ability to perform its obligations under the Note, this Security Instrument or the Other Security Documents, or (b) is not adequately covered by insurance, each as determined by Lender in its sole discretion.

         Section 5.5  Status of Property.

         (a) Borrower has obtained or caused to be obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

         (b) The Property and the present use and occupancy thereof are in full compliance with all applicable zoning ordinances, building codes, land use laws, Environmental Laws and other similar laws.

         (c) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or, to the best of Borrower's knowledge, is equipped to accept such utility service.

         (d) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

         (e) The Property is served by public water and sewer systems.

         (f) The Property is free from damage caused by fire or other casualty.

         (g) To the best of Borrower's knowledge, All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements and for which Borrower is or may be responsible or which may otherwise become a lien upon the Property have been paid in full.

         (h) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

         (i) To the best of Borrower's knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

         (j) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts or, if any portion of the Improvements is located within such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.3 hereof.

         (k) All the Improvements lie within the boundaries of the Land.

         (l) As to any declarations of covenants, conditions and restrictions or similar agreements that run with the Land (the "Declarations") to which PETsMART is a party or by which PETsMART or any Property or any portion thereof may be bound, and which are listed on Exhibit "C" hereto, except as may be specifically set forth in Exhibit "C":

         (i) All of the Declarations are in full force and effect in accordance with their respective terms, and none of the Declarations has been modified or amended;

         (ii) All work required under the Declarations to be performed by PETsMART as of the closing date and all work required under the Declarations to be performed by any third party for the benefit of PETsMART or the Property, as of the closing date, has been performed.

         (iii) There are no written or oral promises, agreements, understandings or commitments between PETsMART and any party to any of the Declarations other than those contained in the Declarations and the other instruments listed on said Exhibit "C"; and

         (iv) There is written claim of default under any of the Declarations by any party thereto which has not been cured; and to PETsMART's knowledge there exists no event which alone, or with notice or the lapse of time or both, would constitute a default under any of the Declarations by any party thereto. Neither PETsMART, the current or prior owner of any Property nor any Property is in default under any of the Declarations or in violation of any provision of any Declaration. All sums due and payable by PETsMART or the current owner of any Property under the Declarations as of the closing date have been paid in full prior to the closing date. There are no rights of first refusal or options to purchase any Property (or any part thereof) contained in the Declarations or in any other agreement affecting any Property (or any part thereof).

         Section 5.6 No Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations.

         Section 5.7 Separate Tax Lot. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

         Section 5.8 Leases. (a) Except as disclosed in the rent roll for the Property delivered to and approved by Lender in writing prior to the date hereof, (i) Borrower is the sole owner of the entire lessor's interest in the Leases; (ii) the Leases are valid and enforceable and in full force and effect;
(iii) all of the Leases are arms-length agreements with bona fide, independent third parties; (iv) no party under any Lease is in default; (v) all Rents due have been paid in full; (vi) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender; (vii) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (viii) none of the Rents have been collected for more than one (1) month in advance (except a security deposit shall not be deemed rent collected in advance); (ix) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (x) there exist no offsets or defenses to the payment of any portion of the Rents and Borrower has no monetary obligation to any tenant under any Lease; (xi) Borrower has received no notice from any tenant challenging the validity or enforceability of any Lease; (xii) there are no agreements with the tenants under the Leases other than expressly set forth in each Lease; (xiii) the Leases are valid and enforceable against Borrower and the tenants set forth therein; (xiv) no Lease contains an option to purchase, right of first refusal to purchase or any other similar provision; (xv) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease; (xvi) each Lease is subordinate to this Security Instrument, either pursuant to its terms or a recordable subordination agreement; (xvii) no Lease has the benefit of a non-disturbance agreement that would be considered unacceptable to prudent institutional lenders, (xviii) all security deposits relating to the Leases reflected on the certified rent roll delivered to Lender have been collected by Borrower; and (xix) no brokerage commissions or finders fees are due and payable regarding any Lease.

         (b) Notwithstanding anything contained herein to the contrary, Borrower shall not willfully withhold from Lender any information regarding renewal, extension, amendment, modification, waiver of provisions of, termination, rental reduction of, surrender of space of, or shortening of the term of, any Lease during the term of the Loan. Borrower further covenants and agrees that, to the best of Borrower's knowledge, one of the entities comprising PETsMART, as of the date hereof, is in physical occupancy of each of the premises demised under the PETsMART Lease and is paying full rent under the PETsMART Lease.

         Section 5.9 Financial Condition. (a) (i) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (ii) Borrower has received reasonably equivalent value for the granting of this Security Instrument.

         (b) No petition in bankruptcy has ever been filed by or against Borrower, any Guarantor, any Indemnitor or any related entity, or any principal, general partner or member thereof, in the last seven (7) years, and neither Borrower, any Guarantor, any Indemnitor nor any related entity, or any principal, general partner or member thereof, in the last seven (7) years has ever made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors, provided, however, that this representation specifically excludes any shareholder in Guarantor.

         Section 5.10 Business Purposes. The loan evidenced by the Note secured by the Security Instrument and the Other Security Documents (the "Loan") is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

         Section 5.11 Taxes. Borrower, any Guarantor and any Indemnitor have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Borrower, any Guarantor nor any Indemnitor knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years. Borrower confirms that its federal tax identification number is: 52-2346850.

         Section 5.12 Mailing Address. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

         Section 5.13 No Change in Facts or Circumstances. All information in the application for the Loan submitted to Lender (the "Loan Application") and in all financing statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application or in satisfaction of the terms thereof, are accurate, complete and correct in all respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

         Section 5.14 Disclosure. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

         Section 5.15 Third Party Representations. Each of the representations and the warranties made by each Guarantor and Indemnitor herein or in any Other Security Document(s) is true and correct in all material respects.

         Section 5.16 Illegal Activity. No portion of the Property has been or will be purchased, improved, equipped or furnished with proceeds of any illegal activity and to the best of Borrower's knowledge, there are no illegal activities or activities relating to controlled substance at the Property.

         Section 5.17  Regulations T, U and X. Borrower does not own any
"margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (12 CFR Part 221), as amended. Borrower will not use any part of the proceeds from the loan to be made under this Security Instrument (a) directly or indirectly, to purchase or carry any such stock or to reduce or retire any Obligations originally incurred to purchase any such stock within the meaning of such Regulation, (b) so as to involve Borrower in a violation of Regulation T, U or X of such Board (12 CFR Parts 220, 221 and 224), as amended, or (c) for any other purpose not permitted by Section 7 of the Securities Exchange Act of 1934, as amended, or any of the rules and regulations respecting the extension of credit promulgated thereunder.

         Section 5.18 Non-Consolidation. All of the assumptions made in that certain substantive non-consolidation opinion letter of even date herewith delivered by Borrower's counsel in connection herewith and any subsequent non-consolidation opinion delivered in accordance with the terms and conditions of this Mortgage and/or the Note, including, but not limited to, any exhibits attached thereto (the "Non-Consolidation Opinion"), are true and correct in all respects. Borrower has complied and will comply with all of the assumptions made with respect to it in the Non-Consolidation Opinion. Each entity other than Borrower with respect to which an assumption is made in the Non-Consolidation Opinion has complied and will comply with all of the assumptions made with respect to it in the Non-Consolidation Opinion.

                                   ARTICLE VI

                            OBLIGATIONS AND RELIANCE

         Section 6.1 Relationship of Borrower and Lender. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

         Section 6.2 No Reliance on Lender. The members, general partners, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

         Section 6.3 No Lender Obligations. Notwithstanding the provisions of Subsections 1.1(f) and (l) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

         Section 6.4 Reliance. Borrower recognizes and acknowledges that in accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 and Article 12 without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5 and Article 12.

                                  ARTICLE VII

                               FURTHER ASSURANCES

         Section 7.1 Recording of Security Instrument, etc. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         Section 7.2 Further Acts, etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the Property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender, following 10 days' notice to Borrower, to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, (i) one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property and
(ii) any amendments or modifications to the Note, this Security Instrument and/or the Other Security Documents in order to correct any scrivener's errors contained herein or therein, including, without limitation, any errors with respect to the spelling of Borrower's name, the address of the Property, the legal description of the Property and/or the date of execution of the Note, this Security Instrument and/or the Other Security Documents. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender pursuant to this Section 7.2.

         Section 7.3  Changes in Tax, Debt Credit and Documentary Stamp Laws.

         (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option, exercisable by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

         (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, exercisable by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

         (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

         Section 7.4  Estoppel Certificates.

         (a) After request by Lender, Borrower, within fifteen (15) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note,
(iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or the Security Instrument, (vii) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Leases are in full force and effect and (provided the Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications), (x) the date to which the Rents thereunder have been paid pursuant to the Leases, (xi) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

         (b) Borrower shall use its best efforts to deliver to Lender, within a reasonable time following request, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender reasonably may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

         (c) Upon any transfer or proposed transfer contemplated by Section 18.1 hereof, at Lender's request, Borrower, any Guarantors and any Indemnitor(s) shall provide an estoppel certificate to the Investor (defined in Section 18.1) or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require.

         (d) After written request by Borrower not more than once annually, and at Borrower's sole cost and expense, Lender shall furnish to Borrower a statement setting forth (i) the unpaid principal amount of the Note, and (ii) the balance of the sums held in escrow pursuant to the Reserve and Security Agreement.

         Section 7.5 Flood Insurance. After Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area" or if it is, that Borrower has obtained or caused to be obtained insurance meeting the requirements of Section 3.3(a)(vi).

         Section 7.6 Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, Borrower will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.

                                  ARTICLE VIII

                             DUE ON SALE/ENCUMBRANCE

         Section 8.1 No Sale/Encumbrance. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or any interest therein or any direct or indirect interest in Borrower or permit the Property or any part thereof or any interest therein or any direct or indirect interest in Borrower to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, other than pursuant to Leases of space in the Improvements to tenants in accordance with the provisions of Section 3.8.

         Section 8.2 Sale/Encumbrance Defined. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not be limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower, any Guarantor, any Indemnitor, or any general or limited partner or member of Borrower, any Guarantor or any Indemnitor is a corporation, any merger, consolidation or voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders; (d) if Borrower, any Guarantor or any Indemnitor or any general or limited partner or member of Borrower, any Guarantor or any Indemnitor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or the transfer or pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of limited partnership interests (or the limited partnership interests of any limited partnership directly or indirectly controlling such limited partnership by operation of law or otherwise); and (e) if Borrower, any Guarantor, any Indemnitor or any general or limited partner or member of Borrower, any Guarantor or any Indemnitor is a limited liability company, the change, removal or resignation of a managing member (or if no managing member, any member or non-member manager) or the transfer of the membership interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such membership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests (or the membership interests of any limited liability company directly or indirectly controlling such limited liability company by operation of law or otherwise). Notwithstanding the foregoing, so long as the Guarantor and/or Indemnitor is Corporate Property Associates 14 Incorporated or an Affiliate (as defined in
Section 8.4(b) hereof) (the "Guarantor"), the provisions of clauses (c), (d) and
(e) above shall not apply to the Guarantor, any Indemnitor or any interest holder therein.

         Section 8.3 Lender's Rights. Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, payment of a transfer fee equal to one percent (1%) of the then outstanding principal balance of the Note, and all of Lender's expenses incurred in connection with such transfer, the approval by a Rating Agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in this Security Instrument, including, without limitation, the covenants in Section 4.2 hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. All of Lender's expenses incurred shall be payable by Borrower whether or not Lender consents to the transfer. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

         Section 8.4 Permitted Transfers. (a) Notwithstanding the foregoing provisions of this Section, Lender shall not unreasonably withhold consent to the simultaneous sale, conveyance or transfer of all of the Individual Properties (as defined in the Note) in their entirety on a single occasion (a "Sale") after the first anniversary of the first day of the first calendar month after the date hereof (or the date hereof if dated the first day of a calendar month) and with respect to such Sale, Lender shall not require a modification of the material economic terms hereof (other than a corresponding increase in Borrower's deposits into the Escrow Fund with respect to Taxes in the event such Sale results in an increase in the real property tax assessment by the applicable taxing authority), to any person or entity provided that each of the following terms and conditions are satisfied:

         (i) no default after the expiration of notice or grace periods is then continuing hereunder, under the Note, or any of the Other Security Documents;

         (ii) Borrower gives Lender written notice of the terms of such prospective Sale not less than thirty (30) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Lender all such information concerning the proposed transferee of the Property (hereinafter, "Buyer") as Lender would reasonably require in evaluating an initial extension of credit to a borrower and pays to Lender a non-refundable application fee in the amount of $2,500.00. Lender shall have the right to approve or disapprove the proposed Buyer, such approval not to be unreasonably withheld or delayed. In determining whether to give or withhold its approval of the proposed Buyer, Lender shall consider the Buyer's experience and track record in owning and operating facilities similar to the Property, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Lender's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Lender determines to be commercially reasonable and, if given, may be given subject to such conditions as Lender may deem reasonably appropriate;

         (iii) Borrower pays Lender, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender in connection with the Sale plus an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note. Borrower also pays, concurrently with the closing of such Sale, all costs and expenses of all third parties and Rating Agencies in connection with the Sale;

         (iv) Buyer (a) assumes and agrees to pay all indebtedness secured hereby as and when due subject to the provisions of Article 11 of the Note, and (b) prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption;

         (v) Borrower and the Buyer execute, without any cost or expense to Lender, new financing statements or financing statement amendments and any additional documents reasonably requested by Lender;

         (vi) Borrower delivers to Lender, without any cost or expense to Lender, such endorsements to Lender's title insurance policy, hazard insurance endorsements or certificates and other similar materials as Lender may deem necessary at the time of the Sale, all in form and substance satisfactory to Lender, including, without limitation, an endorsement or endorsements to Lender's title insurance policy insuring the lien of this Security Instrument insuring that fee simple title to the Property is vested in the Buyer;

         (vii) Buyer shall furnish, if the Buyer is a corporation, partnership or other entity, all appropriate papers evidencing the Buyer's capacity and good standing, and the qualification of the signers to execute the assumption of the indebtedness secured hereby, which papers shall include certified copies of all documents relating to the organization and formation of the Buyer and of the entities, if any, which are partners or members of the Buyer. The Buyer and such constituent partners, members or shareholders of Buyer (as the case may be), as Lender shall require, shall be single purpose, "bankruptcy remote" entities which satisfy the requirements of Article IV hereof and the requirements of the Rating Agencies, and whose formation documents shall be approved by counsel to Lender. An individual recommended by the Buyer and approved by Lender shall serve as an independent director of the Buyer (if the Buyer is a corporation) or the Buyer's corporate general partner or an independent member or, in Lender's discretion, manager, of Buyer if the Buyer is a limited liability company. The consent of such independent party shall be required for, among other things, any merger, consolidation, dissolution, bankruptcy or insolvency of such independent party or of the Buyer;

         (viii) Buyer shall assume the obligations of Borrower under any management agreements pertaining to the Property or assign to Lender as additional security any new management agreement entered into in connection with such Sale;

         (ix) Buyer shall furnish an opinion of counsel satisfactory to Lender and its counsel (A) that the Buyer's formation documents provide for the matters described in subparagraph (vii) above, (B) that the assumption of the indebtedness evidenced hereby has been duly authorized, executed and delivered, and that the Note, this Security Instrument, the assumption agreement and the Other Security Documents are valid, binding and enforceable against the Buyer in accordance with their terms, (C) that the

    Buyer and any entity which is a controlling stockholder, member or general partner of Buyer, have been duly organized, and are in existence and good standing, (D) if required by Lender, that the assets of the Buyer will not be consolidated with the assets of any other entity having an interest in, or affiliation with, the Buyer, in the event of bankruptcy or insolvency of any such entity, and (E) with respect to such other matters as Lender may reasonably request;

         (x) Lender shall have received confirmation in writing from the Rating Agencies that rate the Securities or Participations (as defined in Section 18.1) to the effect that the Sale will not result in a qualification, downgrade or withdrawal of any rating initially assigned or then currently assigned or to be assigned to the Securities or Participations, as applicable;

         (xi) An affiliate of Buyer with a net worth (as determined by Lender) of not less than Twenty-Five Million Dollars ($25,000,000) shall have assumed, from and after the date of such Sale, all of the obligations of Guarantor under the Environmental Indemnity and the Guaranty of Recourse Obligations of Borrower of even date herewith (the "Guaranty") pursuant to such documents and agreements as Lender shall reasonably require to evidence and effectuate such assumption and thereafter Guarantor shall be released from all liabilities and obligations under the Environmental Indemnity and the Guaranty arising from matters first occurring from and after the date of such Sale;

         (xii) Borrower's obligations under the contract of sale pursuant to which the Sale is proposed to occur shall expressly be subject to the satisfaction of the terms and conditions of this Section 8.4;

         (b) Notwithstanding the foregoing provision of this Section and provided Borrower has not exercised its right to sell, convey or transfer all of the Individual Properties pursuant to Section 8.4(a) above, Borrower shall be permitted, after the first anniversary of the first day of the first calendar month after the date hereof (or the date hereof if dated the first day of a calendar month), to transfer or convey all of its interests in all of the Individual Properties to any Affiliate (hereinafter defined) whose key principal's (the "Key Principal") net worth as determined by Lender shall be not less than Twenty-Five Million Dollars ($25,000,000) without Lender's approval or consent and without payment of the one percent (1%) transfer fee (but with payment of all out-of-pocket expenses, including without limitation, reasonable attorney's fees, incurred by Lender in connection with the transfer and all costs and expenses of all third parties and Rating Agencies in connection with the Sale) so long as the terms and conditions set forth in Sections 8.4(a)(i),
(iv), (v), (vi), (vii), (viii), (ix) and (x) are satisfied. Borrower shall, not less than thirty (30) days before any such transfer, deliver to Lender written notice of such transfer which notice shall (i) describe the proposed transfer in reasonable detail, (ii) include evidence reasonably satisfactory to Lender that the proposed transferee is an Affiliate of Borrower and that such Key Principal has a net worth of not less than Twenty-Five Million Dollars ($25,000,000), and
(c) include evidence reasonably satisfactory to Lender that the applicable provisions of Section 8.4 hereof have been satisfied. In connection with any such transfer to an Affiliate, Key Principal shall assume, from and after the date of such transfer, all of the obligations of Guarantor under the Environmental Indemnity and the Guaranty pursuant to such documents and agreements as Lender shall reasonably require to evidence and effectuate such assumption and thereafter Guarantor shall be released from all liabilities and obligations under the Environmental Indemnity and the Guaranty arising from matters first occurring from and after the date of such transfer. As used herein, the term "Affiliate" shall mean an entity which controls, is controlled by or is under common control with Borrower, Corporate Property Associates 10 Incorporated, Corporate Property Associates 14 Incorporated, Corporate Property Associates 15 Incorporated, Carey Institutional Properties Incorporated or W.P. Carey Co. LLC; and

         (c) Notwithstanding the foregoing provision of this Section, Corporate Property Associates 15 Incorporated shall be permitted to acquire up to a thirty percent (30%) interest in the Borrower, without Lender's approval or consent and without payment of the one percent (1%) transfer fee provided that no Event of Default shall have occurred and be continuing, such transfer does not affect the single purpose bankruptcy remote structure of the Borrower and Borrower pays all out-of-pocket expenses, if any, including without limitation, reasonable attorney's fees, incurred by Lender in connection with the transfer and all costs and expenses of all third parties and Rating Agencies in connection with such transfer.

                                   ARTICLE IX

                                   PREPAYMENT

         Section 9.1 Prepayment. The Debt may not be prepaid in whole or in part except in strict accordance with the express terms and conditions of the Note.

                                    ARTICLE X

                                     DEFAULT

         Section 10.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

         (a) if any portion of the Debt is not paid prior to the fifth (5th) day after the same is due or if the entire Debt is not paid on or before the Maturity Date (as defined in the Note);

         (b) if any of the Taxes or Other Charges is not paid prior to delinquency, penalty or interest except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument or such items are being contested in accordance with the terms of the Security Instrument;

         (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request;

         (d) if Borrower violates or does not comply with any of the provisions of Section 4.2 or Article 8;

         (e) if any representation or warranty of Borrower, any Indemnitor or any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument (a "Guarantor"), or any member, general partner, principal or beneficial owner of any of the foregoing, made herein other than an unintentional representation or warranty under Section 5.5(a), (b) or (l) or in the Environmental Indemnity (defined below) or in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

         (f) if (i) Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any managing member or general partner of Borrower, or any Guarantor or Indemnitor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

         (g) if Borrower shall be in default beyond applicable notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

         (h) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days;

         (i) if any federal tax lien is filed against Borrower, any member or general partner of Borrower, any Guarantor, any Indemnitor or the interest of Borrower in the Property and same is not discharged of record within thirty (30) days after same is filed;

         (j) if any default occurs under any guaranty or indemnity executed in connection herewith (including the Environmental Indemnity, defined in Section 13.4) and such default continues after the expiration of applicable grace periods, if any;

         (k) if Borrower shall fail to deliver to Lender, within fifteen (15) days after receipt of written request from Lender, the estoppel certificates required pursuant to Section 7.4(a);

         (l) if for more than ten (10) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note, this Security Instrument or the Other Security Documents in the case of any default which can be cured by the payment of a sum of money or for thirty
(30) days after notice from Lender in the case of any other default including, without limitation an unintentional default under Section 5.5(a), (b) or (l), provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of ninety
(90) days or

         (m) if any of the assumptions contained in the Non-Consolidation Opinion were not true and correct as of the date of such opinion.

                                   ARTICLE XI

                               RIGHTS AND REMEDIES

         Section 11.1 Remedies. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

         (a) declare the entire unpaid Debt to be immediately due and payable;

         (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

         (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

         (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in one or more parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

         (e) subject to the provisions of Article 11 of the Note, institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents;

         (f) subject to the provisions of Article 11 of the Note, recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

         (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor, Indemnitor or of any person, firm or other entity liable for the payment of the Debt;

         (h) subject to any applicable law, the license granted to Borrower under Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

         (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

         (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its sole discretion: (i) Taxes and Other Charges; (ii) Insurance Premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; (v) all other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

         (k) surrender the Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

         (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion;

         (m) proceed under this Security Instrument against all or any part of the Individual Properties and/or all or any Property covered by this Security Instrument or the other Security Documents in one or more parcels and in such manner and order as Lender shall elect. Borrower hereby irrevocably waives and releases, to the extent permitted by law, and whether or not hereafter enforced, any right to have all or any part of the Individual Property covered by the other Security Documents and/or all or any part of the Property covered by this Security Instrument marshaled upon any foreclosure of this Security Instrument and/or and one or more of the Other Security Documents or upon any other sale of all or any part of the Individual Properties and/or the Property covered by this Security Instrument; or

         (n) pursue such other remedies as Lender may have under applicable law.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 11.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 10.1(f) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

         Section 11.2 Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

         Section 11.3 Right to Cure Defaults. Upon the occurrence of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt. The cost and expense of any cure hereunder (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as defined in the Note), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

         Section 11.4 Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and, after the occurrence and during the continuance of an Event of Default, to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

         Section 11.5 Recovery of Sums Required to be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

         Section 11.6 Examination of Books and Records. Lender, its agents, accountants and attorneys shall have the right, upon prior written notice to Borrower if no Event of Default exists, to examine and audit, during reasonable business hours, the records, books, management and other papers of Borrower and its affiliates or of any Guarantor or Indemnitor which pertain to their financial condition or the income, expenses and operation of the Property, at the Property, if Borrower or Guarantor maintain such records at the Property, or at any office regularly maintained by Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers.

         Section 11.7 Other Rights, etc. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security

Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower, any Guarantor or any Indemnitor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

         (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

         (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         Section 11.8 Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

         Section 11.9 Violation of Laws. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

         Section 11.10 Right of Entry. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

         Section 11.11 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.

                                  ARTICLE XII

                              ENVIRONMENTAL MATTERS

         Section 12.1 Environmental Representations and Warranties. Borrower represents and warrants, based upon an environmental site assessment of the Property and information that Borrower knows or should reasonably have known, that: (a) there are no Hazardous Materials (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto (if such permits are required), if any, and (ii) either (A) in amounts not in excess of that necessary to operate the Property or (B) fully disclosed to and approved by Lender in writing pursuant to the written reports resulting from the environmental site assessments of the Property delivered to Lender (the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Materials in violation of any Environmental Law and which would require remediation by a governmental authority in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Materials migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) relating to Hazardous Materials in, on, under or from the Property; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property known to Borrower or contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or migrating to or from the Property and/or to the environmental condition of the Property. "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act, that apply to Borrower or the Property and relate to Hazardous Materials. "Hazardous Materials" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," hazardous waste," toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Environmental Law. "Release" of any Hazardous Materials includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

         Section 12.2 Environmental Covenants. Borrower covenants and agrees that so long as Borrower owns, manages, is in possession of, or otherwise controls the operation of the Property: (a) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Materials in, on, under or from the Property, except in compliance with Environmental Laws; (c) there shall be no Hazardous Materials in, on, or under the Property, except those that are both
(i) in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required, and (ii) (A) in amounts not in excess of that necessary to operate the Property or (B) fully disclosed to and approved by Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender, upon Lender's reasonable belief that the Property is not in full compliance with all Environmental Laws, and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate remediation of any Hazardous Materials in, on, under or from the Property in violation of Environmental Law; and (ii) comply with any Environmental Law; (h) Borrower shall not allow any tenant or other user of the Property to violate any Environmental Law; and (i) Borrower shall immediately notify Lender in writing after it has become aware of (A) any presence or Release or threatened Releases of Hazardous Materials in, on, under, from or migrating towards the Property;
(B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed remediation of environmental conditions relating to the Property; and
(E) any written or oral notice or other communication of which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Materials. Any failure of Borrower to perform its obligations pursuant to this Section 12.2 shall constitute bad faith waste with respect to the Property.

         Section 12.3 Lender's Rights. Lender and any other person or entity designated by Lender, including but not limited to any representative of a governmental entity, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

         Section 12.4 Operations and Maintenance Programs. Where recommended by the Environmental Report or as a result of any other environmental assessment or audit of the Property, Borrower shall establish and comply with an operations and maintenance program with respect to the Property, in form and substance reasonably acceptable to Lender, prepared by an environmental consultant reasonably acceptable to Lender, which program shall address any asbestos containing material or lead based paint that may now or in the future be detected at or on the Property. Without limiting the generality of the preceding sentence, Lender may require (a) periodic notices or reports to Lender in form, substance and at such intervals as Lender may specify, (b) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (c) at Borrower's sole expense, supplemental examination of the Property by consultants specified by Lender, (d) access to the Property by Lender, its agents or servicer, to review and assess the environmental condition of the Property and Borrower's compliance with any operations and maintenance program, and (e) variation of the operations and maintenance program in response to the reports provided by any such consultants.

                                  ARTICLE XIII

                                INDEMNIFICATIONS

         Section 13.1 General Indemnification. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (b) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (d) any failure of the Property to be in compliance with any Applicable Laws; (e) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (f) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Security Instrument, except, in each of the above cases, to the extent arising out of the gross negligence or willful misconduct of the Indemnified Parties . Any amounts payable to Lender by reason of the application of this
Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.

         The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense). The term "Indemnified Parties" shall mean (a) Lender, (b) any prior owner or holder of the Note, (c) any servicer or prior servicer of the Loan, (d) the officers, directors, shareholders, partners, members, employees and trustees of any of the foregoing, and (e) the heirs, legal representatives, successors and assigns of each of the foregoing.

         Section 13.2 Mortgage and/or Intangible Tax. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Documents.

         Section 13.3 Duty to Defend; Attorneys' Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Borrower shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

         Section 13.4 Environmental Indemnity. Simultaneously with this Security Instrument, Borrower and any other person(s) or entity(ies) identified therein (collectively, the "Indemnitors") have executed and delivered that certain environmental indemnity agreement dated the date hereof to Lender (the "Environmental Indemnity").

                                   ARTICLE XIV

                                     WAIVERS

         Section 14.1 Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

         Section 14.2 Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by Applicable Laws.

         Section 14.3 Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except (a) with respect to matters for which this Security

Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and (b) with respect to matters for which Lender is required by Applicable Laws to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

         Section 14.4 Waiver of Statute of Limitations. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

         Section 14.5 Sole Discretion of Lender. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole discretion of Lender, except as may be otherwise expressly and specifically provided herein.

         Section 14.6 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                                   ARTICLE XV

                                   EXCULPATION

         Section 15.1 Exculpation. The provisions of Article 11 of the Note are hereby incorporated by reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

                                  ARTICLE XVI

                                     NOTICES

         Section 16.1 Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Borrower or Lender, as the case may be, at the addresses set forth on the first page of this Security Instrument or addressed as such party may from time to time designate by written notice to the other parties.

         Notices to Borrower shall be addressed to the attention of Director, Asset Management, with a copy to Reed Smith LLP, 2500 One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7301, Attention: Managing Partner, Real Estate. Borrower's telephone number is (212) 492-1100 and facsimile number is (212) 492-8922.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

                                  ARTICLE XVII

                                 APPLICABLE LAW

         Section 17.1 Choice of Law. (A) THIS SECURITY INSTRUMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER SECURITY DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT OR THE

OTHER LOAN DOCUMENTS, AND THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS SECURITY INSTRUMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT

    GOLDFISH (DE) LP
    C/O W.P. CAREY & CO. LLC
    50 ROCKEFELLER PLAZA
    SECOND FLOOR
    NEW YORK, NY  10020

    WITH A COPY TO:

    REED SMITH LLP
    2500 ONE LIBERTY PLACE
    PHILADELPHIA, PA  19103
    ATTENTION:  CHAIRMAN, REAL ESTATE DEPARTMENT

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SUCH AGENT AT SUCH ADDRESS AND WRITTEN NOTICE OF SUCH SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

         Section 17.2 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Laws.

                                 ARTICLE XVIII

                                SECONDARY MARKET

         Section 18.1 Transfer of Loan. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein (the "Participations") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, or investor in such Participations or Securities (collectively, the "Investor") or any Rating Agency rating such Securities, each prospective Investor, and any organization maintaining databases on the underwriting and performance of commercial mortgage loans, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitor(s) and the Property, whether furnished by Borrower, any Guarantor, any Indemnitor(s) or otherwise, as Lender determines necessary or desirable. Borrower irrevocably waives any and all rights it may have under Applicable Laws to prohibit such disclosure, including but not limited to any right of privacy.

         Section 18.2 Cooperation. Borrower, any Guarantor and any Indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Article XVIII, including, without limitation, the taking, or refraining from taking, of such action as may be necessary to satisfy all of the conditions of any Investor, the delivery of an estoppel certificate required in accordance with Subsection 7.4(c) hereof and such other documents as may be reasonably requested by Lender and the execution of amendments to the Note, this Security Instrument and Other Security Documents and Borrower's organizational documents as reasonably requested by Lender. Borrower shall also furnish and Borrower, any Guarantor and any Indemnitor consent to Lender furnishing to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower, any Guarantor and any Indemnitor as may be requested by Lender, any Investor, any prospective Investor or any Rating Agency in connection with any sale, transfer or Participations or Securities.

                                  ARTICLE XIX

                                      COSTS

         Section 19.1 Performance at Borrower's Expense. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of the Loan, (b) the release or substitution of collateral therefor,
(c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all reasonable legal fees and disbursements of Lender, whether with respect to retained firms, the reimbursement for the expenses of in-house staff or otherwise.

         Section 19.2 Legal Fees for Enforcement. (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section 19.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property, whether or not any legal proceeding is commenced hereunder or thereunder, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

                                   ARTICLE XX

                                   DEFINITIONS

         Section 20.1 General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

         Section 20.2 Headings, etc. The headings and captions of various Articles and Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                                  ARTICLE XXI

                            MISCELLANEOUS PROVISIONS

         Section 21.1 No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 21.2 Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

         Section 21.3 Inapplicable Provisions. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

         Section 21.4 Duplicate Originals; Counterparts. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         Section 21.5 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         Section 21.6 Cross Default. An Event of Default under this Security Instrument shall constitute an Event of Default under the Note and each of the Other Security Documents and an Event of Default under the Note and/or any of the Other Security Documents shall constitute an Event of Default under this Security Instrument.

                                     PART II

                                  ARTICLE XXII

                          SPECIAL MINNESOTA PROVISIONS

         Section 22.1 Principles of Construction. In the event of any inconsistencies between the terms and provisions of this Section 22 and the terms and provision of the other Sections of this Security Instrument, the terms and provisions of this Section 22 shall govern and control.

         Section 22.2  Minnesota Warranty Clause.

         (a) The following sentence shall be added at the end of Section 3.18 of this Security Instrument:

    "Borrower, for itself, its successors and assigns, does covenant with Lender, its successors and assigns, that it is lawfully seized of the Property and has good right to sell and convey the same; that the Property is free from all encumbrances except those exceptions shown in the title insurance policy insuring the lien of this Security Instrument and that this Security Instrument is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to said exceptions; that Lender, its successors and assigns, shall quietly enjoy and possess the Property; and that the Borrower will WARRANT AND DEFEND the title to the same against all claims whatsoever not specifically excepted in this Security Instrument."

         Section 22.3 Additional Fixture Filing Language. This Security Instrument shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included in the Property and is to be filed and recorded in, among other places, the real estate records of the county where the Property is located. For this purpose the following information is included: (i) Borrower shall be deemed the "Debtor" with the address set forth on the first page hereof; (ii) Lender shall be deemed the "Secured Party" with the address set forth on the first page hereof; (iii) this document covers goods which are or are to become fixtures; (iv) the name of the record owner of the Land is the Debtor; and (v) the tax identification number of the Debtor is 52-2346850.

         Section 22.4  Additional Remedy Provisions.

         (a) Lender may foreclose this Security Instrument by action or advertisement upon written notice thereof to the Borrower, and the Borrower hereby authorizes Lender to do so, power being herein expressly granted to sell the Property at public auction without any prior hearing thereof and to convey the same to the purchaser, in fee simple, pursuant to the statutes of Minnesota in such case made and provided and, out of the proceeds arising from such sale, to pay the Debt with interest, and all legal costs and charges of such foreclosure and the maximum attorney's fees permitted by law, which costs, charges and fees the Borrower herein agrees to pay, and to pay the surplus, if any, to the Borrower, its successors or assigns; and in the event of a sale under this Security Instrument, whether by virtue of judicial proceedings or otherwise, the Property may, at the option of Lender, be sold as one parcel and as an entirety or in such parcels, manner and order as Lender in its sole discretion may elect.

         (b) In case of any sale of the Property pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Security Instrument, Lender, its successors and assigns, may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Note and any claims for interest, late charges, prepayment premiums and other amounts matured and unpaid thereon, together with any Other Obligations secured hereby, if any, in order that such amounts may be credited as paid on the purchase price.

         (c) Lender may enforce Lender's interest in the Leases and Rents in accordance with the terms and provisions of this Security Instrument and in addition to all rights and remedies provided herein, apply for the appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Obligations and without regard to waste or for the solvency of the Borrower, any guarantor or of any person, firm, or other entity liable for the payment of the Obligations.

         (d) Borrower acknowledges and agrees that the assignment of leases and rents contained in this Security Instrument, and Lender's rights and remedies hereunder, may be enforced by Lender throughout the entire redemption period provided by applicable law following any foreclosure sale of all or any portion of the Property.

         (e) In addition to any other right or remedy contained in this Security Instrument, at any time after the occurrence of an Event of Default, Lender, without in any way waiving such default, may:

         (A) at Lender's option without notice to the Borrower and without regard to the adequacy of the security for the Obligations, either in person or by agent, with or without any action or proceeding, or by a receiver appointed by a court of competent jurisdiction pursuant to Minnesota Statutes, Section 559.17, Subd. 2, and/or other applicable law, peaceably take possession of the Property and have, hold, manage, lease, sublease and operate the same as a mortgagee in possession; or

         (B) Lender, without taking possession of the Property, may sue for or otherwise collect and receive all Rents from the Property to which the Borrower would otherwise be entitled, including those past due and unpaid with full power to make from time to time all adjustments thereto, as may seem proper to Lender.

         Section 22.5 Power of Sale. If a default beyond any applicable notice and grace period shall have occurred, Lender may sell, transfer and deliver the whole or, from time to time to the extent permitted by law, any part of the Property or any interest in any part thereof, at public auction as required by law, the power of sale being hereby expressly conferred.

         Section 22.6 (e)   Additional Assignment Provisions.

         (a) Lender shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Leases and the Borrower shall and does hereby agree to indemnify and hold Lender harmless from and against any and all liability, loss or damage which it may or might incur under any such Lease or under or by reason of the assignment of the Rents thereof and from and against any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of such Leases, provided that the Borrower shall not indemnify and hold harmless Lender from any liability loss or damage resulting from acts or omissions of Lender which occur on or after the date Lender takes actual possession of the Property. Should Lender incur any liability, loss or damage by reason of the assignment of leases and rents contained in this Security Instrument, or in the defense of any claim or demand, the Borrower agrees to reimburse Lender for the amount thereof, including costs, expenses and attorney's fees, immediately upon demand.

         (b) Lender, or such agent or receiver, in the exercise of the rights and powers conferred upon it by the assignment of leases and rents contained in this Security Instrument or the other Loan Documents shall have the full power to use and apply the Rents of the Property to which the Borrower would otherwise be entitled to the payment of or on account of the following in the order listed below:

         (A)      reasonable receiver's fees;

         (B application of tenant security deposits as required by Minnesota Statutes, Section 504.20;

         (C) payment, when due, of prior or current real estate taxes or special assessments with respect to the Property, or the periodic escrow for the payment of the taxes or special assessments;

         (D) payment, when due, of premiums for insurance of the type required by this Security Instrument, or the periodic escrow for the payment of the premiums;

         (E) payment for the keeping of the covenants required of a lessor or licensor pursuant to Minnesota Statutes, Section 504.18, subdivision 1; and

         (F)      all expenses for normal maintenance of the Property;

    provided, however, that nothing herein shall prohibit the right to reinstate pursuant to Minnesota Statutes, Section 580.30, or the right to redeem granted pursuant to Minnesota Statutes, Sections 580.23 and 581.10.

         (c) Any excess cash remaining after paying the expenses listed in clauses (1) through (6) above shall be applied to the payment of the Debt, except as may be otherwise required by applicable law; provided that if the Property shall be foreclosed by Lender and sold at a subsequent foreclosure sale, then:

         (A) if the Property shall be purchased by Lender at the foreclosure sale, the Rents shall first be applied to any deficiency amount arising from such sale and any remaining balance shall be retained by Lender, provided, further, that if the Property is redeemed by the Borrower or any party that shall have the right to redeem, any amount remaining after the payment of the deficiency balance shall be applied as a credit against the amount required to be paid to effect a redemption and any remaining excess Rents shall be retained by Lender, and if the Property is not redeemed, any remaining excess Rents at the end of such redemption shall belong to Lender, whether or not a deficiency exists; and

         (B) if the Property is not purchased by Lender at the foreclosure sale, the Rents shall first be applied to any deficiency amount arising from such foreclosure sale, and the balance shall be retained by the purchaser, and if the Property shall be redeemed by the Borrower or any other party entitled to redeem, any amount remaining after payment of the deficiency balance shall be applied as a credit against the amount required to be paid to effect a redemption with any remaining balance to be retained by the Borrower, provided, if the Property is not redeemed, then at the end of such redemption any remaining excess Rents shall be paid first to the purchaser at the foreclosure sale in an amount equal to the interest accrued upon the sale price pursuant to Minn. Stat.
                  Section 580.23 or Section 581.10, then to Lender to the extent of any deficiency remaining unpaid and the balance, if any, to the purchaser.

         (d) Lender shall have the right, at any time and without limitation as provided in Minnesota Statutes, Section 582.03, to advance money to the receiver to pay any part or all of the items which the receiver should otherwise pay if cash were available from the Property and sums so advanced, with interest at the rate set forth in the Note, shall be secured hereby, or if advanced during the period of redemption shall be a part of the sum required to be paid to redeem from the sale.

         (e) The Borrower does further specifically authorize and instruct each and every present and future lessee, sublessee, tenant or subtenant of the whole or any part of the Property to pay all unpaid rental agreed upon in any lease or sublease to Lender upon receipt of demand from Lender so to pay the same.

         (f) Any tenants, subtenants or other occupants of all or any part of the Property are hereby authorized to recognize the claims of Lender hereunder without investigating the reason for any action taken by Lender, or the validity or the amount of indebtedness owing to Lender, or, the occurrence or existence of any Event of Default, or the application to be made by Lender of any amounts to be paid to Lender. The sole signature of any officer or attorney of Lender shall be sufficient for the exercise of any rights under the assignment of leases and rents contained in this Security Instrument or the other Loan Documents and the sole receipt of Lender for any sums received by such tenants, subtenants or other occupants shall be a full discharge and release therefor. Checks for all or any part of the Rents collected under the assignment of leases and rents contained in this Security Instrument or the other Loan Documents shall be drawn to the exclusive order of Lender.

         (g) Nothing contained herein shall be construed as constituting Lender "a mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted to Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by the Borrower.

         Section 22.7 Non-Agricultural Use. Borrower represents and warrants that as of the date of this Security Instrument the Property is not in agricultural use as defined in Minn. Stat. Sections.40A.02, Subd. 3 and is not used for agricultural purposes.

         Section 22.8 Future Advances. Notwithstanding anything to the contrary contained elsewhere in this Security Instrument:

         (a) To the extent that this Security Instrument secures future advances, the amount of such advances is not currently known. The acceptance of this Security Instrument by Lender, however, constitutes an acknowledgment that Lender is aware of the provisions of Minn. Stat. Section. 287.05, subd. 5, and intends to comply with the requirements contained therein.

         (b) The maximum principal amount of indebtedness secured by this Security Instrument at any one time, excluding any amounts constituting an "indeterminate amount" under Minn. Stat. Section. 287.05, Subd. 5, and excluding advances made by Lender in protection of the Property or the lien of this Security Instrument, shall be $4,555,335.00.

         (c) The representations contained in this Section 22.2(g) are made solely for the benefit of county recording authorities in determining the mortgage registry tax payable as a prerequisite to the recording of this Security Instrument. Borrower acknowledges that such representations do not constitute or imply an agreement by Lender to make any future advances to Borrower.

         Section 22.9 Maturity Date. The indebtedness evidenced by the Note and secured by this Security Instrument matures on December 1, 2011.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Borrower has executed this Security Instrument under seal as of the day and year first above written.

                                              BORROWER:

                                              GOLDFISH (DE) LP,
                                              a Delaware limited partnership

                                              By: Catfish (DE) QRS 14-79, Inc.
                                                  a Delaware corporation,
                                                  its general partner

                                              By: ______________________________
                                                  Name:
                                                  Title:

STATE OF NEW YORK       )

                        ) ss:

COUNTY OF NEW YORK      )

         Before me, a Notary Public in and for said County and State, personally appeared ________________, the _________ of Applied Four (DE) QRS 14-75, Inc., a
Delaware corporation, the managing member of MORE APPLIED FOUR (DE) LLC, a Delaware limited liability company, whose identity was known or proven to me, and who did sign the foregoing instrument and acknowledged the same as his voluntary act and deed and the voluntary act and deed of Applied Four (DE) QRS 14-75, Inc., being duly authorized.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, at __________________________, ____________________ this [__] day of October, 2001.

                                             ___________________________________
                                             Notary Public
    [NOTARIAL SEAL]                          My Commission Expires:_____________

This instrument was prepared by
and should be returned to:

Gerard A. Hefner, Esq.
Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, New York 10038
(212) 504-5651

                                    EXHIBIT A

                                Legal Description

                                    EXHIBIT B

                              W.P. CAREY & CO. LLC
                                GOLDFISH (DE) LP
                                  [___________]
                              ____________________
                              ____________________
                             MSMC LOAN NO. 01-09970
                             GMAC LOAN NO. ________

                             RENT ROLL CERTIFICATION

                            SQUARE       LEASE          CURRENT          CURRENT      CURRENT ANNUAL      CURRENT
                             FEET      EXPIRATION     MONTHLY RENT    MONTHLY RENT          PSF         ANNUAL RENT
TENANT                                                    PSF
                                                           $                $                $                $
[PETsMART]
                                                           $                $                $                $
TOTAL FOR PROPERTY

                                    EXHIBIT C

                              W.P. CAREY & CO. LLC
                                GOLDFISH (DE) LP
                                   [PETSMART]

                              ____________________
                              ____________________

                             MSMC LOAN NO. 01-09970
                             GMAC LOAN NO. ________

                    MONTHLY OPERATING STATEMENT CERTIFICATION

INCOME
Current Base Rent for Period                                 $
Reimbursements                                               $
Other                                                        $

Total Income

OPERATING EXPENSES
(None-NNN bond-type lease.  Tenant is responsible)           $
Total Operating Expenses                                     $

Net Operating Income                                       $
                                                           ======

                                    EXHIBIT D

                              W.P. CAREY & CO. LLC
                                GOLDFISH (DE) LP
                                   [PETSMART]
                              ____________________
                              ____________________

                             MSMC LOAN NO. 01-09970
                             GMAC LOAN NO. ________

                   QUARTERLY OPERATING STATEMENT CERTIFICATION

INCOME
Current Base Rent for Period                                 $
Reimbursements                                               $
Other                                                        $

Total Income

OPERATING EXPENSES
(None-NNN bond-type lease.  Tenant is responsible)           $
Total Operating Expenses                                     $

Net Operating Income                                       $
                                                           =======

                                    EXHIBIT E

                              W.P. CAREY & CO. LLC
                                GOLDFISH (DE) LP
                                   [PETSMART]
                              ____________________
                              ____________________

                             MSMC LOAN NO. 01-09724
                             GMAC LOAN NO. _________

                    ANNUAL OPERATING STATEMENT CERTIFICATION

INCOME
Current Base Rent for Period                                 $
Reimbursements                                               $
Other                                                        $

Total Income

OPERATING EXPENSES
(None-NNN bond-type lease.  Tenant is responsible)           $
Total Operating Expenses                                     $

Net Operating Income                                       $
                                                           ======

                                    EXHIBIT F

                              W.P. CAREY & CO. LLC
                                GOLDFISH (DE) LP
                                   [PETSMART]
                              ____________________
                              ____________________

                             MSMC LOAN NO. 01-09970
                             GMAC LOAN NO. _________

                           BALANCE SHEET CERTIFICATION

ASSETS
CURRENT ASSETS:
         Cash                                                          $
         Restricted Deposits (TI/LC Reserve Account)                   $
         Tenant Receivables                                            $
         Prepaid Expenses                                              $
         Other                                                         $

Total Current Assets                                                                 $

FIXED ASSETS:
         Building & Improvements (at total acquisition cost)           $
         Furniture & Equipment                                         $
         Other                                                         $
Total Fixed Assets                                                                   $

TOTAL ASSETS                                                                       $
                                                                                   ======

LIABILITIES

CURRENT LIABILITIES:
         Restricted Deposits (TI/LC Reserve Account)                   $
         Other Current Liabilities                                     $

Total Current Liabilities                                                            $

LONG-TERM LIABILITIES:
         Outstanding Loan Balance                                      $
         Other                                                         $

TOTAL LONG-TERM LIABILITIES                                                        $
                                                                                   ======

NET WORTH                                                                          $
                                                                                   ======

                                    EXHIBIT G

                    (ATTACH FORM OF ANNUAL OPERATING BUDGET)